                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Wireless One, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

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   (4)  Date Filed:

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

                               WIRELESS ONE LOGO

                               WIRELESS ONE, INC.
                          1080 RIVER OAKS, SUITE A150
                           JACKSON, MISSISSIPPI 39208

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Wireless One, Inc.:

     The annual meeting of stockholders of Wireless One, Inc. (the "Company") will be held at the Wireless One Centre located at 2506 Lakeland Drive, 6th Floor, Jackson, Mississippi 39208 on May 21, 1998, at 10:00 a.m., local time, to consider and vote on:

        1. The election of three directors.

        2. A proposal to amend the Company's 1995 Long-Term Performance Incentive Plan.

        3. Such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Company's Common Stock at the close of business on April 23, 1998, are entitled to notice of and to vote at the annual meeting.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                            By Order of the Board of Directors

                                                 /S/ HENRY G. SCHOPFER III
                                                   Henry G. Schopfer III
                                                         Secretary
Jackson, Mississippi
April 28, 1998

                               WIRELESS ONE, INC.
                          1080 RIVER OAKS, SUITE A150
                           JACKSON, MISSISSIPPI 39208

                                PROXY STATEMENT

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 1998

     This Proxy Statement is furnished to stockholders of Wireless One, Inc. (the "Company") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the annual meeting of stockholders of the Company to be held on May 21, 1998, at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting").

     Only stockholders of record of the Company's common stock, $0.01 par value per share ("Common Stock"), at the close of business on April 23, 1998, are entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding 16,910,064 shares of Common Stock, each of which is entitled to one vote.

     The enclosed proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which the stockholder votes in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Unless otherwise marked, properly executed proxies in the form of the accompanying proxy card will be voted for the election of the three nominees to the Board listed below and for the approval of the proposal outlined herein.


     This Proxy Statement is first being mailed to stockholders on or about May 6, 1998. The cost of soliciting proxies hereunder will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone and telegraph. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse them for their expenses in so acting.


                             ELECTION OF DIRECTORS

GENERAL

     The Board currently is comprised of nine directors divided into three equal classes. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. The terms of Messrs. Burkhalter, Reilly and Shimer will expire at the Meeting. Accordingly, proxies cannot be voted for more than three nominees.

     Unless authority to vote for the election of directors is withheld, the proxies solicited hereby will be voted FOR the election of each individual named under "Nominees" below. If any nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board. The Board has no reason to believe that any nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve. Under the Company's by-laws, directors are elected by a plurality vote.

     Certain of the Company's major stockholders, including Chase Manhattan Capital Corporation ("CMCC"), Chase Venture Capital Associates, L.P. ("CVCA"), Baseball Partners and Heartland Wireless Communications, Inc. ("Heartland"), are parties to a stockholders' agreement with respect to their shares of Common Stock (the "Agreement"). Pursuant to the Agreement, these shareholders have agreed to vote their shares of Common Stock so that the Board will have up to nine members, up to three of whom will be designated by Heartland (at least one of whom must be independent of Heartland and the Company), up to two of whom will be designated by CMCC, Baseball Partners and CVCA (collectively, "Chase"), and one of whom will be designated by certain former stockholders of TruVision Wireless, Inc. ("TruVision")

(collectively, the "TruVision Stockholders"). The Board has traditionally nominated for election to the Board those persons nominated by these shareholders. The remaining directors are designated by the full Board. Of the current directors, Mr. Burkhalter serves as the nominee of the TruVision Stockholders, Messrs. Wheeler, McHenry and Shimer serve as the nominees of Heartland and Messrs. Chavkin and Van Devender serve as the nominees of Chase. Messrs. Sternberg, Reilly and Luby were originally nominated by certain other stockholders of the Company, including Messrs. Sternberg and Reilly, who were parties to the Agreement prior to September 1996. Messrs. Sternberg, Reilly and Luby now serve as nominees of the full Board.

     The Board has nominated and urges you to vote FOR the election of Messrs. Burkhalter, Reilly and Shimer. Information as of April 1, 1998 regarding the nominees for re-election to the Board is set forth below:

                 NOMINEES                   AGE                     POSITION
                 --------                   ---                     --------
Henry M. Burkhalter.......................  50    President and Chief Executive Officer of the
                                                    Company and Director
Sean E. Reilly............................  37    Vice Chairman of the Board
Daniel L. Shimer..........................  53    Director

Information as of April 1, 1998, regarding the remaining directors of the Company is set forth below:

                DIRECTORS                   AGE                     POSITION
                ---------                   ---                     --------
Hans J. Sternberg.........................  62    Chairman of the Board
Arnold L. Chavkin.........................  46    Director
L. Allen Wheeler..........................  65    Director
William K. Luby...........................  38    Director
Carroll D. McHenry........................  54    Director
William J. Van Devender...................  49    Director

DIRECTOR NOMINEES (CLASS III DIRECTORS) (TERM EXPIRING AT THE 2001 ANNUAL
MEETING)

     Henry M. Burkhalter became Chief Executive Officer of the Company in May 1997. Mr. Burkhalter became a director of the Company in April 1996 and President of the Company and Vice Chairman of the Board upon consummation of the Company's merger with TruVision in July 1996. Mr. Burkhalter stepped down as Vice Chairman of the Board in connection with his appointment as Chief Executive Officer of the Company in May 1997. Mr. Burkhalter had been Chairman of the Board of Directors, President and Chief Executive Officer of TruVision since its incorporation in April 1994. He has also served as the Chairman of Pacific Coast Paging, Inc. since 1990. From 1974 through 1992, he served as President of Burkhalter & Company, the largest local certified public accounting and consulting firm in Mississippi. The firm's primary focus was in the telecommunications industry. Mr. Burkhalter also serves as a director of AmMex Commercial, Inc.

     Sean E. Reilly has served as a director of the Company since its founding in June 1995 and was appointed Vice Chairman of the Board in May 1997. Mr. Reilly is currently the President of TLC Properties, a division of Lamar Advertising Company, a publicly-traded outdoor advertising company, and President of the Real Estate Division and Director of Mergers and Acquisitions for Lamar Corporation. He served as the Company's Chief Executive Officer since its founding until May 1997 and served as Chief Executive Officer and President of the Company's predecessor ("Old Wireless One") since its founding in late 1993. Prior to joining Old Wireless One, Mr. Reilly served as Vice-President of Real Estate/Mergers and Acquisitions of Lamar Advertising Company. Mr. Reilly served in the Louisiana Legislature as a State Representative from March 1988 to January 1996.

     Daniel L. Shimer became a director of the Company in February 1996. Mr. Shimer is President of Shimer Capital Partners, Inc., a financial consulting and merchant banking company started in September 1996. From April 1994 to September 1996, he served as Executive Vice President and Chief Financial Officer of COREStaff, Inc., a publicly-traded provider of staffing services. From March 1991 to March 1994, Mr. Shimer served as the Executive Vice-President and Chief Financial Officer of Brice Foods, Inc., an international manufacturer and retailer of frozen dessert products.

CLASS II DIRECTORS (TERM EXPIRING AT THE 2000 ANNUAL MEETING)

     William K. Luby became a director of the Company in June 1995 and a director of Old Wireless One in April 1995. Since October 1996, Mr. Luby has been a partner in CEA Capital Partners, USA L.P., a private equity investor. From April 1996 to October 1996, he served as President of Two River Capital. From June 1992 to March 1996, Mr. Luby was a managing director at CMCC. From 1985 to 1992, Mr. Luby held various positions in the Leveraged Lending and Restructuring groups at The Chase Manhattan Bank, N.A.

     Carroll D. McHenry became a director of the Company in July 1997. Mr. McHenry is the Chairman of the Board, President and Chief Executive Officer of Heartland. Mr. McHenry was formerly a senior executive at Alltel, Inc., a national communications holding company ("Alltel"), most recently serving as President of Alltel's Communications Service Group, and serving as President of Alltel Mobile Communications, Inc. from July 1992 to May 1995. Mr. McHenry also serves as a director of CS Wireless Systems, Inc.

     William J. Van Devender became a director of the Company in July 1996. Mr. Van Devender had been a director of TruVision since August 1994. Mr. Van Devender has founded or served in senior executive positions with VanCom, Inc., Van Petroleum, Inc., Green Acres Farms, Inc., Gulf Coast Plywood, Inc. and Coastal Paper Company. Mr. Van Devender also serves on the Board of Directors of Alaska-3 Cellular LLC, CelluTissue Holdings, Inc., Pacificom LLC, and various bank and community organizations.

CLASS I DIRECTORS (TERM EXPIRING AT THE 1999 ANNUAL MEETING)

     Hans J. Sternberg has served as Chairman of the Board since the Company's founding in June 1995 and as Chairman of the Board of Old Wireless One since its founding in late 1993. He has also served as the Chairman and Chief Executive Officer of Starmount Life Insurance Company since 1983. He is a former owner and President and Chief Executive Officer of Maison Blanche Department Stores, a department store chain.

     Arnold L. Chavkin became a director of the Company in April 1996. He has been a General Partner of Chase Capital Partners ("CCP") since January 1992 and has served as the President of Chemical Investments, Inc. since March 1991. Mr. Chavkin is a director of R&B Falcon Corp., American Radio Systems Corporation, Inc., Bell Sports Corporation, Patina Oil & Gas Corporation, Envirotest Systems Corp., Forcenergy, Inc. and American Tower Corp. Mr. Chavkin also serves on the advisory investment boards of the Richina Group, the India Private Equity Fund and the Southeast Asian Investment Fund.

     L. Allen Wheeler became a director of the Company in April 1997. Mr. Wheeler was the co-founder of Heartland and has served as a director of Heartland since its formation in September 1990. He served as Vice Chairman of the Board of Directors of Heartland from February 1996 until February 1997 and, from January 1997 to February 1997, as Heartland's acting President and Chief Executive Officer. Mr. Wheeler has owned and managed diversified investments through Allen Wheeler Management, Inc., a personal holding company, for over 20 years.
                             ---------------------

     During 1997, the Board held eight meetings. Each director attended at least 75% of the aggregate number of meetings held during 1997 of the Board and committees of which he was a member.

     The Board has established an Audit Committee and a Compensation Committee. The Audit Committee, which met twice in 1997, oversees the activities of the Company's independent auditors, including approving the scope of the annual audit activities of the independent auditors, and reviews audit results and the internal audit controls of the Company. The current members of the Audit Committee are Messrs. Chavkin, Shimer and Van Devender. The Compensation Committee, which also met twice in 1997, is authorized to make recommendations to the Board with respect to general employee benefit levels, determine the compensation and benefits of the Company's executive officers and administer the Company's stock option plans. The current members of the Compensation Committee are Messrs. Reilly, Luby and McHenry. The Company does not have a nominating committee.

COMPENSATION OF DIRECTORS

     Each non-employee director receives an annual fee of $5,000, plus $500 for each Board meeting attended. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings. In addition, each non-employee Director (an "Eligible Director") is eligible to receive stock options under the Company's 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Pursuant to the Directors' Plan, each director who is an Eligible Director on each November 15 will also be granted on the following January 1 options to purchase an additional 2,000 shares of Common Stock. The Company granted options to purchase 8,000 shares of Common Stock (excluding options that were granted but subsequently forfeited) to non-employee directors under the Directors' Plan during 1997.

                              PROPOSAL TO APPROVE
             THE AMENDED 1995 LONG-TERM PERFORMANCE INCENTIVE PLAN

GENERAL

     The board believes that the growth of the Company depends significantly upon the efforts of its officers, key employees and key service providers and that such individuals are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. In accordance with this philosophy, the Board adopted and the Company's stockholders approved the 1995 Long-Term Performance Incentive Plan (the "Plan"). In November 1997, the Board amended the Plan to increase the number of shares of Common Stock subject to the Plan to 1,700,000 and has directed that the Plan, as amended, be submitted for approval by the stockholders at the Meeting.

     Officers, other key employees of the Company and its subsidiaries, and key individuals performing services for the Company or any of its subsidiaries are eligible to receive awards ("Incentives") under the Plan when designated by the Compensation Committee of the Board (the "Committee"). With respect to participants not subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee may delegate its authority to grant incentives under the Plan to appropriate personnel of the Company. Presently, there are approximately 30 employees of the Company, including its executive officers, who may be expected to participate in the Plan. The Company does not presently intend to grant Incentives to outside service providers. Incentives under the Plan may be granted in any one or a combination of the following forms: (i) incentive and non-qualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) performance grants and (v) any other type of award deemed by the Committee of the Board to be consistent with the purposes of the Plan ("Other Equity-Based Incentives").

PURPOSES OF THE PROPOSAL

     The Board is committed to creating and maintaining a compensation system based to a significant extent on grants of equity-based incentive awards. The Board considers equity-based incentives an important component of its efforts to attract and retain talented individuals as employees and advisors. In addition, the Board believes that such grants help the Company attain its long-term goals by linking the compensation of key employees and advisors to stockholder returns. The Board believes that approval of the amended Plan will allow the Company to continue to provide members of management, key personnel and key advisors with a proprietary interest in the growth and performance of the Company.

TERMS OF THE PLAN

     The terms of the Plan are summarized below. The summary is qualified by reference to the text of the Plan as amended and proposed for approval, which is attached to this Proxy Statement as Exhibit A.

  Shares Issuable through the Plan

     The amendment to the Plan increased the total number of shares of Common Stock with respect to which Incentives may be granted under the Plan from 1,300,000 to 1,700,000 shares. As of April 1, 1998, there were 1,283,560 shares of Common Stock subject to outstanding options granted under the Plan to officers, directors and employees, 200,000 of which were granted subject to approval of the Plan at the Meeting, and 65,000 shares of Common Stock granted as Other Equity-Based Incentives. Incentives with respect to no more than 325,000 shares of Common Stock may be granted to a single participant in one taxable year.

     If any shares of Common Stock issued as restricted stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Incentive is canceled, terminates or expires unexercised, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Incentives.

     Unless otherwise specifically provided in the instrument governing the Incentive, in the event of any change in the outstanding Common Stock by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Incentive or the number of shares of Common Stock available for Incentives, such adjustment may be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

     On April 13, 1998, the closing sale price of a share of Common Stock, as reported on the Nasdaq National Market, was $1.125.

  Administration of the Plan

     The Plan is administered solely by the Committee, subject to its ability to delegate such administration described above. The Committee has broad powers under the Plan, including exclusive authority (except as otherwise provided therein) (i) to determine which of the Company's employees and advisors will receive Incentives, (ii) to determine the type, size and terms of Incentives,
(iii) to modify the terms of any Incentives that have been granted, (iv) to determine the time when Incentives will be granted, (v) to establish performance objectives, (vi) to prescribe the form of the instruments embodying any Incentive granted under the Plan and (vii) to interpret the Plan.

  Amendments to the Plan

     The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Incentive theretofore granted without such participant's written consent.

  Types of Incentives

     The Committee may grant the following types of Incentives to officers, employees and other individuals performing services for the Company: non qualified or incentive stock options, stock appreciation rights, restricted stock and performance grants, all of which are described further below. The Committee may also grant Other Equity-Based Incentives, which are any other type of award that the Committee deems to be consistent with the purposes of the Plan.

     Stock Options. The Committee may grant or sell non-qualified stock options or incentive stock options to purchase shares of Common Stock either alone or in connection with stock appreciation rights, performance grants or other Incentives. The Committee shall determine the number and exercise price of the options, which may be less than, equal to, or greater than the fair market value of the Common Stock on the date of grant, subject to the requirements of Section 422 of the Code with respect to incentive stock options.

     Options granted under the Plan may not be sold or transferred except by will or the laws of descent and distribution. Unless otherwise set forth in the instrument evidencing the option, options granted under the Plan shall not be exercisable for at least six months after the date of grant, unless the participant ceases employment with, or performance of services for, the Company prior thereto by reason of death or disability. All options granted under the Plan shall have a ten-year term, provided that incentive stock options granted to an employee who owns more than 10% of the outstanding Common Stock (a "Ten-Percent Employee") shall have five-year terms. Payment of the exercise price of options granted under the Plan may be in such form as the Committee determines, including cash, shares of Common Stock, the surrender to the Company of another Incentive under the Plan, or any combination thereof. No incentive stock option or other option granted under the Plan (except as otherwise provided in the instrument evidencing the option) shall be exercisable unless the recipient has been employed by, or otherwise performing services to, the Company from the date of grant to the date of such exercise.

     Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

     Stock Appreciation Rights. Stock appreciation rights or "SARs" are rights to receive (without payment to the Company) cash, Common Stock, other Company securities, property, other forms of payment, or any combination thereof (as determined by the Committee), based on the increase in value of the number of shares of Common Stock subject to the SAR. The Committee may grant SARs either alone, or in conjunction with stock options, performance grants or other Incentives.

     A stock appreciation right or "SAR" shall entitle the holder to exercise such SAR or to surrender the unexercised option, if any, to which the SAR is attached to the Company and to receive in exchange therefor, without payment to the Company, that number of shares of Common Stock (or other form of payment) having an aggregate value equal to the excess of the fair market value of one share of Common Stock at the time of such exercise over the exercise price of the SAR, or of the option to which the SAR is attached, multiplied by the number of shares subject to the SAR. The Committee shall be entitled in its discretion to elect whether to settle such obligation in cash, other securities issued by the Company, property or other forms of payment, or any combination thereof.

     The Committee shall determine the number of shares subject to the award of any SAR. SARs granted under the Plan may not be sold or transferred except by will or the laws of descent and distribution. Unless otherwise set forth in the instrument evidencing the SAR, SARs granted under the Plan shall not be exercisable for at least six months after the date of grant, unless the participant ceases employment with, or performance of services for, the Company prior thereto by reason of death or disability. All SARs shall have a ten-year term, except SARs attached to an incentive stock option granted to a Ten-Percent Employee, which shall expire five years from the date of grant. Unless otherwise provided in the instrument evidencing the SAR, the SAR may not be exercised unless the options to which it is attached, if any, are exercisable, and the participant has been employed by, or otherwise provided services to, the Company from the date of grant until the date of exercise.

     Restricted Stock. The Committee may determine which participants will be granted shares of restricted stock and the number of shares of restricted stock to be granted to such participants. All shares of restricted stock will be subject to the following restrictions until the expiration of the period determined by the Committee during which the restrictions shall remain in effect (the "Restricted Period"): (i) the participant shall be issued, but shall not be entitled to the delivery of, a stock certificate representing the shares of restricted stock granted to him, (ii) the restricted stock shall not be transferrable prior to the end of the Restricted Period, (iii) the restricted stock shall be forfeited and the stock certificate shall be returned to the Company and all rights of the holder of the restricted stock to such shares and as a shareholder shall terminate without further obligation to the Company if the participant's continuous employment by, or performance of services for, the Company shall terminate for any reason other than death, disability or retirement and (iv) such other restrictions as the Committee may, in its discretion determine.

     Performance Grants. Performance grants entitle the grantee to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions set forth in the Plan and the instrument evidencing the performance grant award are satisfied. The Committee shall determine the value or range of values for each performance grant, whether the performance grant will be awarded in connection with the grant of any other Incentive and the maximum amount payable under the performance grant (the "Maximum Value"). The Maximum Value shall be either (i) fixed by the Committee on the date of grant,
(ii) based in whole or in part on the then current value of the Common Stock, other securities issued by the Company, property of the Company, or a combination thereof, or (iii) determined from criteria specified by the Committee.

     The Committee shall also determine and set the performance objectives and the period within which they must be satisfied (the "Award Period"). Performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the grantee, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value will equal the Maximum Value if all performance objectives are met, and the Committee shall specify the manner in which the Actual Value will be determined if the objectives are not met.

     A participant's right to payments under a performance grant shall be provisional and may be cancelled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment with or performance of services for, the Company shall terminate for any reason prior to the end of the Award Period.

     The Committee shall determine whether the performance objectives have been met and what the Actual Value of the performance grant is. If the grant has no Actual Value, the performance grant shall be deemed to have been cancelled. If the performance grant has Actual Value and was not awarded in connection with the grant of some other Incentive (in which case the Committee can determine to cancel the performance grant or pay the Actual Value), the Company shall pay to the grantee the Actual Value, which payment shall be made in cash, Common Stock, other securities or property, or any combination thereof, as may be determined by the Committee.

  Change of Control

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all restrictions on any outstanding Incentives shall lapse and participants shall be entitled to full benefits of all such Incentives immediately prior to the closing date of such sale or merger, unless otherwise provided by the Committee.

  Incentives to be Granted

     The grant of Incentives to officers and employees under the Plan is entirely in the discretion of the Committee. The Committee granted on November 26, 1997, subject to approval of the Plan at the Meeting, options to purchase an aggregate of 200,000 shares of Common Stock to Mr. Burkhalter. The exercise price with respect to these options is $2.59 per share. These options will vest in five equal installments on the first five anniversaries of the date of grant, provided that Mr. Burkhalter remains employed by the Company during such period.

     The following table sets forth information with respect to benefits under the Plan, as proposed to be amended, that were received on November 26, 1997, subject to stockholder approval of the amended Plan, by (i) each of the officers identified herein as a "Named Executive Officers," (ii) all executive officers as a group, and (iii) all employees, other than executive officers, as a group.

                               NEW PLAN BENEFITS
             1995 LONG-TERM PERFORMANCE INCENTIVE PLAN, AS AMENDED

                                                              NUMBER OF
                                                              SECURITIES
                                                              UNDERLYING
                     NAME AND POSITION                         OPTIONS
                     -----------------                        ----------
Henry M. Burkhalter, President and Chief Executive
  Officer...................................................   200,000
Sean E. Reilly, Vice Chairman of the Board and former Chief
  Executive Officer.........................................         0
Henry G. Schopfer III, Executive Vice President and Chief
  Financial Officer.........................................         0
Alton C. Rye................................................         0
All executive officers as a group...........................   200,000
All employees, other than executive officers as a group.....         0

FEDERAL INCOME TAX CONSEQUENCES

     Under existing federal income tax provisions, a participant who receives stock options, SARs or performance grants or who receives shares of restricted stock that are subject to restrictions that create a "substantial risk of forfeiture" (within the meaning of Section 83 of the Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted.

     When a non-qualified stock option granted pursuant to the Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate fair market value of the shares of Common Stock on the exercise date and the aggregate purchase price of the shares of Common Stock as to which the option is exercised, and subject to Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised in an amount equal to the amount the employee is required to treat as ordinary income.

     An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares of Common Stock on the exercise date over the option price will be an item of adjustment, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of Common Stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within either two years from the date of grant or one year from the date of exercise of the incentive stock option (the "required holding periods"). An employee disposing of such shares before the expiration of the required holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the Common Stock on the date of the exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the Common Stock received upon exercise before the expiration of the required holding periods. In that event, and subject to Section 162(m) of the Code, the Company will be entitled to a deduction in the same year and in the same amount as income is realized by the employee.

     When a SAR is exercised, the employee will recognize ordinary income in the year the SAR is exercised in an amount equal to the value of the appreciation that he is entitled to receive, and, subject to Section 162(m) of the Code, the Company will be entitled to receive a deduction in the same year and in the same amount.

     An employee who receives restricted stock will normally recognize taxable income on the date the shares become transferable, are no longer subject to substantial risk of forfeiture, or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over their purchase price. Subject to Section 162(m) of the Code, the Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee. Dividends currently paid to the participant will be taxable compensation income to the participant and, subject to Section 162(m) of the Code, deductible by the Company.

     An employee who receives a performance grant in the form of cash will recognize taxable income on the date that such cash is received and, subject to
Section 162(m) of the Code, the Company will be entitled to a deduction in the same year and in the same amount. An employee who receives a performance grant in the form of an option will be taxed in the same manner as described in the preceding paragraphs describing the tax consequences of non-qualified and incentive stock options, depending upon the type of option received. The Company will be entitled to a deduction as described in the applicable description of non-qualified or incentive stock options.

     An employee who receives a performance grant in the form of Common Stock, securities or other property will normally recognize taxable income on the date that such Common Stock, securities or other property is received in the amount of the fair market value of such Common Stock, securities or other property, unless the Common Stock, securities or other property is subject to a substantial risk of forfeiture. In that event, the employee will not normally recognize taxable income until the date the Common Stock, securities or other property become transferable, are no longer subject to substantial risk of forfeiture, or on the date of their earlier disposition. An employee may elect, however, to include in income in the year of the award the fair market value of the Common Stock, securities or other property (without regard to any restrictions) on the date of the award. Subject to Section 162(m) of the Code, the Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

     When the exercisability or vesting of an Incentive granted under the Plan is accelerated upon a change of control, any excess on the date of the change in control of the fair market value of the shares or cash issued under Incentives over the purchase price of such shares may be characterized as "parachute payments" (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An "excess parachute payment" with respect to any employee, is the excess of the present value of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payments pursuant to Section 4999 of the Code, and the Company will be denied any deduction with respect to such excess parachute payments.

     This summary of federal income tax consequences does not purport to be complete. Reference should be made to the applicable provisions of the Code. There also may be state and local income tax consequences applicable to transactions involving Incentives.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the total voting power present or represented by proxy at the Meeting is required for approval of the Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 1995 LONG-TERM PERFORMANCE INCENTIVE PLAN.

                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                            AND CERTAIN STOCKHOLDERS

     The following table sets forth certain information as of April 1, 1998 with respect to the beneficial ownership of Common Stock of (i) each director and nominee of the Company, (ii) each Named Executive Officer (as hereinafter defined), (iii) all directors and executive officers of the Company as a group and (iv) persons owning of record or known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, the securities are held with sole voting and investment power.

                                                                COMMON STOCK(1)
                                                              --------------------
                                                              NUMBER OF   PERCENT
NAME                                                           SHARES     OF CLASS
----                                                          ---------   --------
Heartland Wireless Communications, Inc.(2)..................  3,459,508     20.5%
Chase Manhattan Capital Corporation(3)......................  1,991,690     11.8%
Chase Venture Capital Associates L.P.(3)....................  1,517,979      9.0%
Baseball Partners(3)........................................    393,226      2.3%
Henry M. Burkhalter(4)......................................    891,491      5.3%
Hans J. Sternberg(5)........................................    450,008      2.6%
Sean E. Reilly(6)...........................................    250,199      1.5%
Arnold L. Chavkin(7)........................................  3,904,395     23.1%
Carroll D. McHenry(8).......................................  3,459,508     20.5%
William K. Luby(9)..........................................    394,726      2.3%
Daniel L. Shimer(10)........................................      6,300        *
William J. Van Devender(11).................................    696,736      4.1%
L. Allen Wheeler(12)........................................  3,459,508     20.5%
Henry G. Schopfer III(13)...................................      5,400        *
Alton C. Rye................................................      1,000        *
All Directors and executive officers as a group (12
  persons)(14)..............................................  9,753,537     55.8%

---------------

  *  Less than one percent.

 (1) Heartland and certain of its subsidiaries, CMCC, CVCA, Baseball Partners, Mr. Burkhalter, Mr. Van Devender and certain other stockholders of the Company own their common stock subject to the terms of the Agreement, as amended. See "Election of Directors -- General." Each of the parties to the Agreement disclaims beneficial ownership of the shares of Common Stock owned by the other parties to the Agreement.

 (2) Heartland reported on a Schedule 13G filed with the SEC on February 14, 1997, shared voting and dispositive power, as of December 31, 1996, with respect to 3,259,508 shares of Common Stock. Shares listed for Heartland also include 200,000 shares of Common Stock that were distributed to Heartland during 1997 from an escrow account established in October 1995 in connection with the Heartland Transaction (as defined below). The address for Heartland is 200 Chisholm Place, Suite 200, Plano, Texas 75075.

 (3) CMCC reported on a Schedule 13G filed with the SEC on February 13, 1997, shared voting and dispositive power, as of December 31, 1996, with respect to 1,991,690 shares of Common Stock together with The Chase Manhattan Bank, the direct parent of CMCC, and The Chase Manhattan Corporation, the indirect parent of CMCC. In the same filing, CVCA reported sole voting and dispositive power, as of December 31, 1996, with respect to 1,385,388 shares of Common Stock, and Baseball Partners reported shared voting and dispositive power, as of December 31, 1996, with respect to 393,226 shares of Common Stock. Shares listed for CVCA also include 132,591 shares held in escrow for CVCA that were distributed in 1997. The address for CMCC, CVCA and Baseball Partners is 380 Madison Avenue, 12th Floor, New York, New York 10017.

 (4) Includes 78,160 owned by Mr. Burkhalter's wife and 78,015 shares issuable upon the exercise of presently exercisable options. The address for Mr. Burkhalter is c/o Wireless Once, Inc. 2506 Lakeland Drive, Suite 400, Jackson, Mississippi 39208.

 (5) Includes 12,520 shares owned by Mr. Sternberg's wife and 211,352 shares issuable upon the exercise of presently exercisable options.

 (6) Includes 233,981 shares issuable upon the exercise of presently exercisable options.

 (7) Includes 3,902,895 shares owned by CVCA, CMCC and Baseball Partners. Mr. Chavkin is a general partner of CCP, the general partner of CVCA. CCP has investment and voting discretion with respect to the shares held by CMCC. Baseball Partners has granted a proxy with respect to the shares of Common Stock held by it to CCP. Mr. Chavkin disclaims beneficial ownership of the shares held by CVCA, CMCC and Baseball Partners. Also includes 1,500 shares issuable upon the exercise of currently exercisable options. The address for Mr. Chavkin is 380 Madison Avenue, 12th Floor, New York, NY 10017.

 (8) Consists of 3,459,508 shares beneficially owned by Heartland. Mr. McHenry is President, Chief Executive Officer and Chairman of the Board of Heartland. Mr. McHenry disclaims beneficial ownership of shares owned by Heartland. The address for Mr. McHenry is 200 Chisholm Place, Suite 200, Plano, Texas 75075.

 (9) Includes 393,226 shares of Common Stock beneficially owned by Baseball Partners. Mr. Luby is a general partner of Baseball Partners and therefore may be deemed to be a beneficial owner of such shares. Mr. Luby disclaims beneficial ownership of all of the shares of Common Stock owned by Baseball Partners in which Mr. Luby has no pecuniary interest. Certain affiliates of CMCC are general partners of Baseball Partners. Also includes 1,500 shares issuable upon the exercise of currently exercisable options.

(10) Includes 1,500 shares issuable upon the exercise of currently exercisable options.

(11) Includes 423,980 shares owned by VanCom, Inc. of which Mr. Van Devender is the President and controlling stockholder. Also includes 500 shares issuable upon the exercise of currently exercisable options.

(12) Consists of 3,459,508 shares beneficially owned by Heartland. Mr. Wheeler is a director of Heartland and disclaims beneficial ownership of shares owned by Heartland. The address for Mr. Wheeler is c/o Heartland, 200 Chisholm Place, Suite 200, Plano, Texas 75075.

(13) Consists of 5,400 shares issuable upon the exercise of currently exercisable options.

(14) Includes 555,748 shares issuable upon the exercise of currently exercisable options held by directors and executive officers.

                             EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

     The following table sets forth all cash compensation and options granted for the three years ended December 31, 1997, to both persons who served as the Company's Chief Executive Officer during 1997 and its other most highly compensated executive officers (collectively, the "Named Executive Officers"). In 1997, no other executive officer of the Company received more than $100,000 in salary and bonus.


                                                                     LONG-TERM
                                                    ANNUAL          COMPENSATION
                                                 COMPENSATION          AWARDS
                                              -------------------   ------------
                                                                     SECURITIES
                                                                     UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS      OPTIONS(1)    COMPENSATION(2)
     ---------------------------       ----   --------   --------   ------------   ---------------
Henry M. Burkhalter, President and
  Chief                                1997   $181,620   $175,000     200,000          $ 8,566
  Executive Officer(3)                 1996   $ 80,500   $     --      78,015          $ 2,772
Sean E. Reilly, Vice Chairman of the   1997   $175,000   $     --          --          $ 9,000
  Board(4)                             1996   $131,781   $     --          --          $ 4,442
                                       1995   $ 87,692   $     --     201,395          $    --
Henry G. Schopfer III, Executive Vice  1997   $129,400   $ 20,000      10,000          $17,464
  President and Chief Financial        1996   $  4,615   $     --      27,000          $    --
  Officer(5)
Alton C. Rye, former Executive Vice    1997   $160,558   $     --          --          $45,496
  President -- Operations(6)           1996   $103,467   $ 15,000      30,000          $ 4,442
                                       1995   $ 31,058   $     --          --          $    --


---------------

(1) For additional information, please refer to the following tables.

(2) All amounts shown are amounts paid in automobile allowances except in the case of Messrs. Schopfer and Rye, whose 1997 compensation included $8,118 and $38,227, respectively, in moving expenses.

(3) Mr. Burkhalter became Chief Executive Officer of the Company in May 1997. He began receiving compensation from the Company in August 1996.

(4) Mr. Reilly served as the Company's Chief Executive Officer until May 1997.

(5) Mr. Schopfer was hired in December 1996.

(6) Mr. Rye began receiving compensation from Old Wireless One on August 1, 1995. Mr. Rye's employment was terminated effective December 31, 1997.

1997 STOCK OPTION GRANTS

     The following table sets forth certain information concerning the grant of stock options to the Named Executive Officers during 1997.

                                                                                     POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED ANNUAL
                               NO. OF                                                RATES OF STOCK PRICE
                               SHARES       % OF TOTAL                                 APPRECIATION FOR
                             UNDERLYING   OPTIONS GRANTED                               OPTION TERM(2)
                              OPTIONS      TO EMPLOYEES     EXERCISE   EXPIRATION   -----------------------
           NAME              GRANTED(1)       IN 1997        PRICE        DATE          5%          10%
           ----              ----------   ---------------   --------   ----------   ----------   ----------
Henry M. Burkhalter........   200,000(3)       43.1%         $2.59      11/26/07     $326,000     $826,000
Sean E. Reilly.............        --            --             --            --           --           --
Henry G. Schopfer, III.....    10,000           2.1%         $2.59      11/26/07     $ 16,300     $ 41,300
Alton C. Rye...............        --            --             --            --           --           --

---------------

(1) All options shown vest in five equal installments on the first through fifth anniversaries of the date of grant, with accelerated vesting in the event of a change in control of the Company.

(2) Amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall market conditions. The fair market value of the Common Stock on the date of grant was $2.59 per share. At an annual rate of appreciation of 5% per year for the option term, the stock price would reach $4.22 per share. At an annual rate of appreciation of 10% per year for the option term, the stock price would reach $6.72 per share.

(3) These options were granted subject to stockholder approval of an amendment to the Company's 1995 Long-Term Performance Incentive Plan.

STOCK OPTION HOLDINGS

     The following table sets forth information, as of December 31, 1997, with respect to stock options held by the Named Executive Officers. The Named Executive Officers did not exercise any options to purchase the Company's Common Stock in 1997.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING               VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                        DECEMBER 31, 1997           DECEMBER 31, 1997(6)
                                                   ---------------------------   ---------------------------
                      NAME                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      ----                         -----------   -------------   -----------   -------------
Henry R. Burkhalter(1)...........................     78,015        200,000(2)       $0             $0
Sean E. Reilly(3)................................    233,981         80,558          $0             $0
Henry G. Schopfer, III(4)........................      5,400         31,600          $0             $0
Alton C. Rye(5)..................................     12,000              0          $0             $0

---------------

(1) Mr. Burkhalter has options to purchase 78,015 shares at an exercise price of $6.82 per share. The remainder of Mr. Burkhalter's options have an exercise price of $2.59 per share and vest in five equal installments on the first through fifth anniversaries of the date of grant, November 26, 1997.

(2) These options are subject to stockholder approval of an amendment to the Company's 1995 Long-Term Performance Incentive Plan.

(3) At December 31, 1997, Mr. Reilly had the following currently exercisable options at the following exercise prices: 113,144 at $6.21 per share, 40,279 at $4.16 per share, 40,279 at $5.62 per share and 40,279 at $7.59 per share. The remainder of Mr. Reilly's options will vest and become exercisable in two equal installments over the next two years. Each installment will become exercisable at an exercise price 35% higher than the prior year's installment.

(4) Mr. Schopfer has currently exercisable options to purchase 5,400 shares at an exercise price of $7.50 per share. Mr. Schopfer also has options to purchase 21,600 shares, which are not currently exercisable, that have an exercise price of $7.50 per share. These options vest in four equal installments over the next four years. Mr. Schopfer also has options to purchase 10,000 shares at an exercise price of $2.59 per share, none of which is currently exercisable. These options will vest in five equal installments over the next five years.

(5) These options, all of which were granted on October 19, 1995, had a ten-year term, an exercise price per share of $10.50. In connection with Mr. Rye's termination in 1997, all options that had been granted to Mr. Rye but had not yet vested were cancelled. As a result of such termination, the expiration date of Mr. Rye's currently exercisable options was accelerated. Mr. Rye did not exercise such options within the permitted period and the options expired.

(6) The closing sale price of the Common Stock on December 31, 1997 was $2.00 as reported by the Nasdaq National Market.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with certain of its executive officers, including Messrs. Burkhalter, Reilly and Schopfer. The employment agreements provide for payment of a base salary indexed to inflation and bonuses awarded at the sole discretion of the Committee and based upon the executive's performance and the Company's operating results. Each agreement has a two-year term and is subject to automatic annual renewal for a period of seven years thereafter so that the officer, until the end of the seven year period, never has more than two years or less than one year remaining on the current term. Each employment agreement provides that each executive may be terminated with or without cause, and provides that the executive will not compete with the Company or its subsidiaries within a specified area during the period of employment and for the two years thereafter. Each executive is entitled to receive a severance payment in the event of a resignation caused by the relocation of the Company's office at which the executive is employed to a location more than 60 miles from its present location.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Luby, McHenry and Reilly. Mr. Reilly replaced Mr. Shimer on the Compensation Committee in 1998, after Mr. Reilly had stepped down as the Company's Chief Executive Officer. No current officer or employee of the Company serves on the Committee; however, Mr. Reilly did receive compensation of approximately $184,000 from the Company during 1997 pursuant to his employment agreement with the Company. During 1997, no executive officer of the Company served as a member of the compensation committee or a director of an entity, one of whose executive officers served on the Committee or as a director of the Company.

     Mr. McHenry is a director of Heartland. In connection with the acquisition of certain assets from Heartland in October 1995 (the "Heartland Transaction"), the Company entered into certain non-competition and registration rights agreements with Heartland. See "-- Certain Relationships and Related Transactions."

COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

     The Committee was established in connection with the Company's initial public offering in October 1995. The Committee is authorized to make recommendations to the Board of Directors with respect to general employee benefit levels, determine the compensation and benefits of the Company's officers and key employees and administer the Company's 1995 Long-Term Performance Incentive Plan. The current members of the Committee are Messrs. McHenry, Luby and Reilly. None of the members of the Committee is currently an officer or employee of the Company, although Mr. Reilly served as the Company's Chief Executive Officer until May 1997 and will continue to serve as a consultant to and receive payments from, the Company through April 1998, pursuant to his employment agreement.

     In connection with the Heartland Transaction, the Company entered into an employment agreement with Mr. Reilly who was then the President and Chief Executive Officer of the Company. This agreement was based in large part upon the terms of Mr. Reilly's then existing employment agreement with Old Wireless One, which was executed in April 1995. The terms of this agreement were the result of arms-length negotiations between Mr. Reilly and CMCC, as the principal investors in Old Wireless One. The terms of Mr. Reilly's new agreement were subject to the approval of the Committee. Upon consummation of its merger with TruVision in July, 1996 (the "TruVision Transaction"), the Company entered into a similar employment agreement with Mr. Burkhalter, the terms of which were approved by the Committee. Mr. Schopfer also entered into a similar contract upon his hiring by the Company in 1996. The compensation arrangements for such executives were approved by the full Board upon the recommendation of the Committee. Salaries of such executives were determined by the Committee based upon a review of salaries for similar positions at comparable companies and over-all competitive and market conditions. The compensation arrangements for such executives will be reviewed annually by the Committee.


     In general, these employment agreements establish the base salary for each executive during the term of the agreement, which is subject to adjustment based upon increases in the Consumer Price Index. Further, the agreements establish that such executives are eligible to receive performance bonuses to be granted by the Committee based upon the operating performance of the Company. In determining whether to grant bonuses to these executives, the Committee considers the financial condition and operational performance of the Company during the last completed fiscal year and the specific contributions of the individual executive officer to the Company's performance and the achievement of strategic business objectives. In November 1997, the Committee also approved cash bonuses for several of its key employees, including certain of its executive officers. Messrs. Burkhalter and Schopfer were awarded cash bonuses of $175,000 and $20,000, respectively. In making the awards, the Committee considered the extensive efforts of all of its employees, especially Mr. Burkhalter, in refocusing the Company's business strategy, completing and expanding the Company's strategic marketing arrangements with DirecTV and the development of the Company's high speed internet access product.


     Effective January 5, 1998, the Company hired Ernest D. Yates, Jr. as its Executive Vice President and Chief Operations Officer. The Company entered into a three-year employment contract with Mr. Yates providing for an annual salary of $200,000 which will be indexed to inflation over the life of the contract, a $50,000 signing bonus and an annual bonus of up to 35% of Mr. Yates' annual salary based on his performance and the Company's operating results. The contract was negotiated between representatives of the Company and Mr. Yates, and its terms approved by the Committee. The Committee took into account Mr. Yates' experience and the potential he offered to the Company's operations when approving the terms of the employment agreement.

     In addition, the Committee granted to Mr. Yates 200,000 options under the Plan, which have an exercise price of $2.59 per share and vest over a five-year period, and 65,000 shares of Common Stock that will be granted to Mr. Yates over a three-year period beginning on December 31, 1998. These equity incentives were granted in an effort to align the interests of Mr. Yates with those of the Company's stockholders as discussed below.

     For the immediate future, the Committee intends to rely primarily on equity incentives granted under the Plan as a means to compensate key members of management while the Company uses its cash reserves to develop its business. The Committee believes that such incentives are a cost-effective method of providing management with long-term compensation. In addition, the Committee believes that equity incentives are a particularly appropriate long-term incentive since they align the interests of the optionee with those of the stockholders by providing value to the optionee tied directly to stock price increases. To this end, in November 1997, in addition to the incentives granted to Mr. Yates, the Committee approved the grant of 200,000 options to Mr. Burkhalter, the grant of which is subject to shareholder approval of the amendment to the Plan proposed herein, and the grant of 10,000 options to Mr. Schopfer and 4,000 to Laurence O. Woolhiser, Jr., the Company's Vice President and Controller. The exercise price of the options granted to Messrs. Burkhalter, Schopfer and Woolhiser is $2.59 per share.

     Position Regarding Compliance with Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code limits the deduction allowable to the Company for compensation paid to each of the Named Executive Officers in any year to $1 million. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. Incentives granted by the Company have been structured to qualify as performance-based. Although no executive officer of the company reached the deductibility cap in 1997, the Committee plans to continue to evaluate the Company's cash and stock incentive programs as to the advisability of future compliance with Section 162(m).

THE COMPENSATION COMMITTEE

           William K. Luby                       Carroll D. McHenry
            Sean E. Reilly

PERFORMANCE GRAPH

     The graph below compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on October 19, 1995 with the Nasdaq Total Return Index and an index of comparable companies selected by the Company. This index includes American Telecasting Development, Inc., Heartland Wireless Communications, Inc. and People's Choice TV Corp. The graph assumes that the value of the investment in the Company's Common Stock at its initial public offering price of $10.50 per share and each index was $100.00 on October 19, 1995. CAI Wireless Systems, Inc. has been removed from the Company's peer group index since it has been delisted from the NASDAQ National Market.

               Measurement Period                  Wireless One,      Nasdaq Total       Peer Group
             (Fiscal Year Covered)                      Inc.          Return Index         Index
Oct95                                                          100               100               100
Dec95                                                          157               102               106
Dec96                                                           63               125                42
Dec97                                                           19               154                 8

                                                                       TOTAL RETURN*
                                                          ----------------------------------------
                                                                                  DECEMBER 31,
                                                                              --------------------
                                                          OCTOBER 19, 1995    1995    1996    1997
                                                          ----------------    ----    ----    ----
Wireless One, Inc.......................................        100           157      63      19
Nasdaq Total Return Index...............................        100           102     125     154
Peer Group Index........................................        100           106      42       8

---------------

* Total Return assumes the reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Heartland Transaction, Heartland and the Company entered into an agreement whereby (i) the Company agreed not to compete with Heartland or any of Heartland's subsidiaries in the wireless cable television business in specified markets in which Heartland and its subsidiaries operate or have significant channel rights, (ii) Heartland agreed not to compete with the Company in the wireless cable television business in specified markets and (iii) if at any time a wireless cable television system operated by the Company interferes with the signal transmission of a wireless cable television system operated by Heartland or one of Heartland's subsidiaries (or vice versa), then the Company, Heartland and their respective subsidiaries will use their best efforts to negotiate and enter into an appropriate non-interference agreement. The Company also entered into a registration rights agreement with Heartland and all of the former stockholders of Old Wireless One, which was amended and restated in connection with the TruVision Transaction, to include the former stockholders of TruVision as parties thereto, pursuant to which the Company granted to the parties thereto certain demand and "piggy-back" registration rights with respect to shares of common stock held by such parties.

     During 1997, Mr. Reilly, Vice Chairman of the Board, was paid approximately $184,000 in salary and automobile allowance pursuant to the terms of his employment agreement with the Company. Mr. Reilly will continue to receive such salary and benefits through April 1998.

     Mr. Sternberg, Chairman of the Board, was paid approximately $128,000 during 1997 pursuant to his employment agreement with the Company and will continue to receive such salary through April 1998.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% stockholders to file with the SEC reports of ownership and changes in ownership of equity securities of the Company. A Form 3 required to be filed in 1997 with respect to Mr. Woolhiser, an executive officer and principal accounting officer of the Company, was not timely filed due to an oversight.

                         RELATIONSHIP WITH INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Company's consolidated financial statements for the year ended December 31, 1997 were audited by the firm of KPMG Peat Marwick LLP. Under the Board resolution appointing KPMG Peat Marwick LLP to audit the Company's financial statements, such firm will remain as the Company's auditors until replaced by the Board. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

QUORUM AND VOTING OF PROXIES

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by plurality vote. The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote is required to approve the proposal contained herein and other proposals that may be properly brought before the Meeting. Abstention will have the effect of a vote against such proposals. If brokers do not receive instructions from beneficial owners as to the granting or withholding of proxies and do not exercise discretionary power to grant a proxy with respect to such shares (a "broker non-vote") on a proposal, then shares not voted on such proposal as a result will be counted as not present and not cast with respect to such proposal.

     All proxies received by the Company in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named herein and the proposal to amend the Company's 1995 Long-Term Performance Incentive Plan. The Company does not know of any matters to be presented at the Meeting other than those described herein; however, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     Eligible stockholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the Company's 1999 annual meeting pursuant to regulations of the Securities and Exchange Commission, must forward such proposals to the Secretary of the Company in time to arrive at the Company's principal executive offices prior to December 29, 1998.

     The Company's by-laws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to the Company's Secretary not less than 130 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice must be received by the close of business on the 10th day following such notice of the date of the annual meeting was mailed and public disclosure was made. In addition, such notice must meet certain other requirements. Any stockholder interested in making such a nomination or proposal should request a copy of the Company's by-laws from the Secretary of the Company.

                                            By Order of the Board of Directors

                                            /S/ HENRY G. SCHOPFER III
                                             Henry G. Schopfer III
                                                   Secretary

Jackson, Mississippi

May 6, 1998

                                                                       EXHIBIT A

                               WIRELESS ONE, INC.

                   1995 LONG-TERM PERFORMANCE INCENTIVE PLAN

     1. PURPOSE. The purpose of the 1995 Long-Term Performance Incentive Plan of Wireless One, Inc. (the "Plan") is to advance the interests of Wireless One, Inc., a Delaware corporation (the "Company"), and its stockholders by providing incentives to certain employees of the Company and any of its Subsidiaries and other key individuals.

     2. ADMINISTRATION. The Plan shall be administered solely by the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board"); provided that the Committee may, at any time or from time to time, delegate the administration of the Plan in whole or in part, on such terms and conditions, to such other person or persons as it may determine in its discretion, if and to the extent that both (a) Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") so permit without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision), and (b) Section 162(m) (or any successor provision) of the Internal Revenue Code of 1986, as amended (the "Code"), and any implementing regulations (or any successor provisions), so permits without adversely affecting the deductibility of certain executive compensation. References to the Committee hereunder shall include the Board and any such delegate(s), where appropriate. The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 and Code Section 162(m). No member of the Committee shall have within one year prior to his appointment received awards under the Plan ("Awards") or under any other plan, program or arrangement of the Company or any of its affiliates if such receipt would cause such member to cease to be a "disinterested person" under Rule 16b-3; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, on or more members of the Committee may cease to be a "disinterested person" (provided that such members continue to meet the requirements for Committee membership specified by Code Section 162(m)).

     The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) (i) to select the employees of the Company or any Subsidiary of the Company and other key individuals to be granted Awards under the Plan, (ii) to determine the type, size and terms of the Award to be made to each individual selected, subject to the limitations set forth in Paragraph 4(b), (iii) to modify the terms of any Award that has been granted, (iv) to determine the time when Awards will be granted, (v) to establish performance objectives, (vi) to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and (vii) to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized (A) to interpret the Plan and the Awards granted under the Plan, (B) to establish, amend and rescind any rules and regulations relating to the Plan, and (C) to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.

     3. ELIGIBILITY. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees of the Company or any Subsidiary of the Company and other key individuals performing services for the Company or any of its Subsidiaries who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company shall be eligible to receive an Awards under the Plan. The term "Subsidiary" as used in this Plan means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     4. AWARDS UNDER THE PLAN.

     (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights,"
(iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Nonqualified Stock Options" (which may be awarded to participants or sold at a price determined by the Committee ("Purchased Options")) and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company having a par value of $.01 per share and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Stock or other property ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Stock specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

     (b) Maximum Number of Shares that May be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 1,700,000 Common Shares, subject to adjustment as provided in Paragraph 14. The maximum number of Common Shares with respect to which Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Grants or any other Award may be granted to any one participant in any one taxable year of the Company shall not exceed 325,000 Common Shares (the "Participant Limitation"). Common Shares issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is cancelled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

     (c) Rights with respect to Common Shares and Other Securities.

          (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined), ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereof pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

          (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 14, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

     5. STOCK OPTION. The Committee may grant or sell Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter; provided that (A) an Incentive Stock Option may be granted only to an eligible employee of the Company or of any parent or Subsidiary of the Company, (B) no Incentive Stock Option shall be issued in conjunction with or include an alternative right (within the meaning of Proposed Treasury regulations sec..1.422A-2(i)(3), and including without limitation a second Stock Option) if the exercise of either such alternative right of the Incentive Stock Option would affect the right to exercise the other or would otherwise permit the avoidance of the requirements of Code sec..422(b); and (C) any arrangement under which a Stock Appreciation Right is issued in conjunction with an Incentive Stock Option shall meet the requirements of Temporary Treasury regulations sec..14a.422A-1, A-39 (or any successor Treasury regulation in existence at the time of issuance). Each Stock Option (referred to herein as an "Option") granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan (an "Award Instrument") and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

          (a) The price for a Common Share deliverable upon the exercise of an option (the "Option Price") may be less than, equal to, or greater than, the fair market value of such Common Share at the time the Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than the fair market value of such underlying Common Share at the time the Option is granted; or if granted to an employee who owns (together with persons whose ownership is attributable to such employee under Code Section 424(d)) stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or Subsidiary (a "Ten Percent Employee"), such Option Price shall not be less than 110% of such fair market value at the time the Option is granted; but in no event will such Option Price be less than the par value of such underlying Common Share.

          (b) Subject to the Participant Limitation set forth in Paragraph 4(b), the Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

          (c) An Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, an option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

          (d) An Option shall not be exercisable:

             (i) in the case of an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, or, in the case of any other Option, after the expiration of ten years from the date it is granted;

             (ii) unless otherwise specifically provided in an Award Instrument, unless payment in full is made for the shares being acquired thereunder at the time of exercise, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

             (iii) in the case of any Incentive Stock Option, and in the case of any other Option unless otherwise specifically provided in the Award Instrument creating such Option, and except as provided in Section 12, unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company (or a parent or Subsidiary of the Company), or a corporation (or the parent or Subsidiary of such corporation) substituting or assuming the Option in a transaction to which Section 424(a) of the Code is applicable.

          (e) In the case of an Incentive Stock Option, the aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and Subsidiary corporations) shall not exceed $100,000.

          (f) It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that the provisions hereof shall be interpreted in order to effectuate such intent. An Award Instrument granting an Option shall specify whether such Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

     6. STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an Award Instrument and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

          (a) Subject to the Participant Limitation set forth in Paragraph 4(b), the Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares, under such Award of Stock Appreciation Rights are used to calculate the cash,

     Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

          (b) An Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, an Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

          (c) An Award of Stock Appreciation Rights shall not be exercisable:

             (i) in the case of any Award of Stock Appreciation Rights which is attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, or, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

             (ii) unless otherwise specifically provided in an Award Instrument, unless the Option or other Award (if any) to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

             (iii) unless otherwise specifically provided in an Award Instrument, unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company (or the parent or any Subsidiary of the Company).

          (d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of Section 12 hereof) to exercise such Award or to surrender unexercised the Option (or other Award), if any, to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be), multiplied by the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash, Other Company Securities or property, other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares the Company would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

          (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

          (f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

     7. RESTRICTED STOCK. Each Award of Restricted Stock under the Plan shall be evidenced by an Award Instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

          (a) Subject to the Participant Limitation set forth in Paragraph 4(b), the Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

          (b) Restricted Stock issued to a participant in accordance with the Award shall be subject to the following restrictions until the expiration of such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"): (i) a participant to whom an award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate, (ii) the Restricted Stock shall not be transferable prior to the end of the Restricted Period, (iii) the Restricted Stock shall be forfeited and the stock certificate shall be returned to the Company and all rights of the holder of such Restricted Stock to such shares and as a shareholder shall terminate without further obligation on the part of the Company if the participant's continuous employment or performance of services for the Company (or the parent or any Subsidiary of the Company) shall terminate for any reason prior to the end of the Restricted Period, except as otherwise provided in subparagraph 7(c), and (iv) such other restrictions as determined by the Committee in its discretion.

          (c) Unless otherwise specifically provided in the Award Instrument, a participant who has been in continuous employment or performance of services for the Company (or the parent or any Subsidiary of the Company) since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die or terminate such employment or performance of services by reason of total and permanent disability as defined in Paragraph 12 or by reason of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose), and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel any and all restrictions on any or all of the Common Shares subject to such Award.

     8. PERFORMANCE GRANTS. The Award of a Performance Grant to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an Award Instrument in such form and substance as is determined by the Committee:

          (a) Subject to the Participant Limitation set forth in Paragraph 4(b), the Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of the Common Shares, Other Company Securities or property, other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

          (b) The award period ("Award Period") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

          (c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Award Period.

          (d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been cancelled and the Associated Award, if any, may be cancelled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

             (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

             (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be cancelled, or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be cancelled, as determined by the Committee.

     Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, other forms of payment, any combination thereof, or in such other manner as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

     9. DEFERRAL OF COMPENSATION. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be

          (i) forfeited to the Company, to other participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company),

          (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures, and/or

          (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     10. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

     11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless (except as otherwise provided in an Award Instrument) the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any Subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

     12. DEATH AND DISABILITY. Unless otherwise specifically provided in an Award Instrument, if a participant to whom an Award has been granted under the Plan shall die or suffer a total and permanent disability while employed by the Company or any of its Subsidiaries, such Award may be exercised, to the extent that the participant was entitled to do so at the termination of employment, as set forth herein, by the participant, legal guardian of the participant (unless such exercise would disqualify an option as an Incentive Stock Option), a legatee or legatees of the participant under the participant's last will, or by the participant's legal representatives or distributees, whichever is applicable, at any time within one (1) year after the date of the participant's death or total disability, but in no event later than the date on which the Award terminates. Notwithstanding the above, if a participant whose employment terminates by reason of total and permanent disability shall die, a legatee or legatees of such participant under the participant's last will, or the legal representative of such participant's estate, shall have the right to exercise such Award to the extent that the participant was entitled to do so at the termination of employment, only during the period ending one (1) year after the date of the participant's termination of employment by reason of disability. For purposes hereof,

"total and permanent disability" shall have the meaning set forth in Code
Section 22(e)(3), or any successor provision thereto.

     13. TERMINATION OF A PARTICIPANT. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with, or the performance of services for, the Company (or parent or any Subsidiary of the Company).

     14. DILUTION AND OTHER ADJUSTMENTS. Unless otherwise specifically provided in an Award Instrument, in the event of any change in the outstanding Common Shares of the Company by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, exclusive and binding for all purposes of the Plan.

     In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all restrictions on any outstanding Awards shall lapse and participants shall be entitled to the full benefit of all such Awards immediately prior to the closing date of such sale or merger, unless otherwise provided by the Committee.

     15. DESIGNATION OF BENEFICIARY BY PARTICIPANT. Unless otherwise specifically provided in an Award Instrument, a participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount become payable to such a participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

     16. FINANCIAL ASSISTANCE. Unless otherwise specifically provided in an Award Instrument, if the Committee determines that such action is advisable, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, in such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

     17. MISCELLANEOUS PROVISIONS.

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company (or the parent or Subsidiary of the

Company), and the right to terminate the employment of or performance of services by any participants at any time and for any reason is specifically reserved.

     (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

     (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

     (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or Section 162(m), as the case may be.

     (f) The Company shall have the right to deduct from any payments made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

     (g) Each participant shall notify the Company in writing within 10 days after the date such participant (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of an Award made hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Award made under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such participant by the Company, or (B) if no such Form was received, any amount; and (iii) exercises, sells, disposes of, or otherwise transfers an Option acquired pursuant to this Plan. Upon request, a participant shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

     (h) The expenses of the Plan shall be borne by the Company. (i) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

     (i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

     (j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

     (k) The masculine pronoun includes the feminine and/or neuter and the singular includes the plural wherever appropriate.

     (l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

     (m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

     18. PLAN AMENDMENT OR SUSPENSION. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 11.

     19. PLAN TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan;

          (b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company in accordance with Paragraph 20 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.

     20. STOCKHOLDER ADOPTION. The Plan shall be submitted to the stockholders of the Company, for their approval and adoption in accordance with applicable law and Rule 16b-3 under the Exchange Act and Section 162(m) under the Code. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted.

                               WIRELESS ONE, INC.

                                    PROXY

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Henry M. Burkhalter and Henry G. Schopfer, III, and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Wireless One, Inc., a Delaware corporation (the "Company"), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company go be held at the Wireless One Centre, 2506 Lakeland Drive, 6th Floor, Jackson, Mississippi 39208 on May 21, 1998 at 10:00 a.m. or at any adjournment or postponement thereof, as shown on the voting side of this card.


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
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    Please mark your                                                                                    -     6399
    votes as indicated                                                                                  - - -
[X] in this example.

    This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR the nominee for Class III Directors and for Proposal Number 2.

1. Election of    FOR   WITHHELD   Nominees:  Henry M. Burkhalter         2. Proposal to Amend the Company's  FOR  AGAINST ABSTAIN
   All Nominees   [ ]     [ ]                 Sean E. Reilly                 1995 Long-Term Performance       [ ]     [ ]    [ ]
   for Class III                              Daniel L. Shimer               Incentive Plan.
   Directors
   Listed Hereon.                                                         3. In their discretion, the proxies are authorized to
                                                                             vote upon such other business as may properly come
                                                                             before the Annual Meeting or any adjournment or
                                                                             postponement thereon.

   For all nominees listed hereon, except
   vote withheld from the following nominee(s):

   ---------------------------------









                                                                              THIS PROXY SHOULD BE DATED, SIGNED BY THE STOCKHOLDER
                                                                              EXACTLY AS THE STOCKHOLDER'S NAME APPEARS HEREON AND
                                                                              RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS
                                                                              SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

                                                                              Please sign exactly as name(s) appear hereon. Joint
                                                                              owners should each sign. When signing as attorney,
                                                                              executor, administrator, trustee or guardian, please
                                                                              give full title as such.



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                                                                   SIGNATURE(S)                                                 DATE



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